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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-3 (Amendment No. 1) of our report dated February 18, 2000 relating to the financial statements of Level 8 Systems, Inc. for the year ended December 31, 1999, which appears in Level 8 Systems, Inc.'s Annual
Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
McLean, Virginia
May 7, 2002